AMENDING AGREEMENT

This Amending Agreement (this “Agreement”) is dated effective as of the 25th day of January, 2016.

AMONG:

EPIC STORES, LLC, having an address at 20805 North 19th Avenue, Phoenix, Arizona, USA 85027

(the “Subsidiary”)

AND:

EPIC STORE FUNDING CORP., having an address at 1250, 639 – 5th Avenue SW, Calgary, AB T2P 0M9

(the “Investor”)

AND:

EPIC STORES CORP., having an address at 20805 North 19th Avenue, Phoenix, Arizona, USA 85027

(the “Parent”)

WHEREAS:

The Subsidiary and the Investor are parties to a note purchase agreement dated April 16, 2015 (the “Purchase Agreement”), pursuant to which the Subsidiary issued the Investor a convertible promissory note dated April 16, 2015 (the “Note”) in the principal amount of $200,000, which was to be repaid by the Subsidiary to the Investor on or before June 30, 2015 (the “Maturity Date”);

Under the terms of the Purchase Agreement, the Subsidiary and the Investor agreed that they would use their commercially reasonable efforts to agree upon the price and other terms of securities of the Subsidiary into which the Investor may, at its option, convert the then outstanding principal and interest of the Note (the “Conversion Terms”) and, in the event that they were unable to so agree on or prior to the Maturity Date, the Subsidiary would pay the Investor, in addition to any other amounts due and owing under the Note, a break-up fee in an amount equal to $50,000 (the “Break-Up Fee”);

Effective June 24, 2015, the Subsidiary was acquired by the Parent;

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Notwithstanding that the Subsidiary and the Investor were unable to agree on the Conversion Terms prior to the Maturity Date, to date, the Subsidiary has not paid the Break-Up Fee, nor all of the interest or principal amount owing under the Note, to the Investor; and

The Investor has agreed to extend the Maturity Date and the date for payment of the Break-Up Fee in consideration for the issuance by the Parent to the Investor of warrants (each, a “Warrant”) to acquire shares of common stock in the capital of the Parent, in accordance with the Section 3 of this Agreement, and the reimbursement of legal fees incurred by Investor;

THIS AGREEMENT WITNESSES that, in consideration of the respective covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Subsidiary, the Investor and the Parent (each, a “Party” and, together, the “Parties”) agree as follows:

1.      The Parties agree that:

(a)   the definition of “Maturity Date” on page 1 of the Note is hereby amended from “June 30, 2015” to “December 31, 2015”, and any reference to “Maturity Date” or “June 30, 2015” in the Note is hereby replaced with a reference to “December 31, 2015”.

(b)   Section 1.4.4 of the Purchase Agreement is hereby deleted and replaced in its entirety with the following: “On or prior to January 20, 2016, the Company shall pay the Lender as a break-up fee an amount equal to $50,000 (the “Break-Up Fee”), plus interest thereon in the amount of $6,500.46. In the event such amount is not paid on or prior to January 20, 2016, then such amount shall accrue interest at a rate of 23% per annum, compounded monthly, on and after January 21, 2016, until the date of payment of all such amounts in full.”

(c)    Each of (i) the Break-Up Fee plus an amount equal to $6,500.46 for all accrued but unpaid interest thereon through January 20, 2016, (ii) all accrued but unpaid principal of the Note equal to $200,000 plus all accrued but unpaid interest on the Note equal to $10,434.10 through January 20, 2016, and (iii) the legal fees in the amount of $16,075 incurred by the Investor related to the Note, the Purchase Agreement, and this Agreement, will each be paid to the Investor by the Parent or the Subsidiary on or prior to January 20, 2016 (the “Payment Amounts”), and notwithstanding the foregoing, if the Payment Amounts have not been received by the Investor on or prior to January 20, 2016, the Borrower will (iii) on January 21, 2016, wire to the Investor $10,000 as partial payment first, of all accrued but unpaid interest on the Break-Up Fee, and second, in partial payment of the unpaid amount of the Break-Up Fee, and (iv) as soon as possible after January 21, 2016, wire to the Investor the balance of the Payment Amounts.

(d)  If all of the Payment Amounts have not been received by the Investor on or prior to February 2, 2016, an additional payment of $25,000 in immediately available funds (the “Additional Payment”) shall be due and payable on February 2, 2016, by the Subsidiary to the Investor to an account designated by the Investor. If the Additional Payment is not so received by Investor on or prior to February 2, 2016, interest on the Additional Amount at the rate of 23% per annum, compounded monthly, shall, beginning on February 2, 2016, accrue and be payable by Subsidiary to Investor with respect to the Additional Payment until the date of payment in full of the Additional Payment and any accrued but unpaid interest thereon.

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2.      Except as amended hereby, the terms of the Purchase Agreement and the Note continue in full force and effect. For greater certainty, the Subsidiary and the Investor agree that all other rights and remedies of the Investor as provided for in the Purchase Agreement and the Note are retained by the Investor. The amendment to the Note is a modification only and not a novation and all principal and interest due and payable, as evidenced by the Note, shall continue to be due and payable until paid.

3.      In consideration of the foregoing, the Parent agrees that, after receipt of a duly completed and executed questionnaire in the form attached as Schedule “A” hereto (the “Questionnaire”) from the Investor and after receipt by the Investor of the payment in full of all of the Payment Amounts and all accrued but unpaid interest thereon and all of the Additional Payment and all accrued but unpaid interest thereon, the Parent will issue to the Investor, pursuant to the terms of the Warrant Certificate, substantially in the form attached hereto as Schedule B:

(a)   145,000 Warrants; and

(b)   1,000 Warrants for each day commencing on and including January 9, 2016, until all of the Payment Amounts and all accrued but unpaid interest thereon, and the Additional Payment and all accrued but unpaid interest thereon, have been received, in full, by the Investor.

Each Warrant issued pursuant to this Section 3 will be exercisable into one share of common stock of the Parent at a price of $1.02 per share until the date that is two years from the respective date of issuance.

4.      The Investor acknowledges and agrees that:

(a)   none of the Warrants, nor the shares of common stock of the Parent as may be issuable on exercise of the Warrants (together with the Warrants, the “Securities”), have been or will be registered under the Securities Act or under any securities or “blue sky” laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to any U.S. Person (as defined in Section 6), except in accordance with the provisions of Regulation S under the Securities Act (“Regulation S”), pursuant to an effective registration statement under the Securities Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, and in each case only in accordance with any other applicable state, provincial and foreign securities laws;

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(b)   the Parent has not undertaken, and will have no obligation, to register any of the Securities under the Securities Act or any other applicable securities laws;

(c)    the Parent will refuse to register the transfer of any of the Securities into the United States, or to, or for the account or benefit of, a U.S. Person not made pursuant to Regulation S, an effective registration statement under the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act and in each case in accordance with applicable state or local securities laws;

(d)  the decision to execute this Agreement and to acquire the Securities has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Parent and such decision is based entirely upon a review of any public information which has been filed by the Parent with the United States Securities and Exchange Commission (the “SEC”) (collectively, the “Public Record”);

(e)   the Parent and others will rely upon the truth and accuracy of the acknowledgements, representations, warranties, covenants and agreements of the Investor contained in this Agreement and the Questionnaire, and agrees that if any of such acknowledgements, representations and agreements are no longer accurate or have been breached, the Investor will promptly notify the Parent;

(f)     there are risks associated with the acquisition of the Securities, as more fully described in the Parent’s periodic disclosure forming part of the Public Record;

(g)   the Investor and the Investor’s advisor(s) have had a reasonable opportunity to ask questions of, and receive answers from, the Parent in connection with the distribution of the Securities hereunder, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information about the Parent;

(h)   the books and records of the Parent were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the Investor during reasonable business hours at its principal place of business, and all documents, records and books in connection with the distribution of the Securities hereunder have been made available for inspection by the Investor, its legal counsel and/or its advisor(s);

(i)     all of the information which the Investor has provided to the Parent is correct and complete and if there should be any change in such information prior to the issuance of the Securities, the Investor will immediately notify the Parent, in writing, of the details of any such change;

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(j)     the Investor has been advised to consult the Investor’s own legal, tax and other advisors with respect to the merits and risks of the acquisition of the Warrants or an investment in the Securities and with respect to applicable resale restrictions, and it is solely responsible (and the Parent is not in any way responsible) for compliance with:

(i)     any applicable laws of the jurisdiction in which the Investor is resident in connection with the distribution of the Securities hereunder, and

(ii)  applicable resale restrictions;

(k)   there may be material tax consequences to the Investor of an acquisition or disposition of the Securities and the Parent gives no opinion and makes no representation with respect to the tax consequences to the Investor under federal, state, provincial, local or foreign tax laws with respect to the Investor’s acquisition or disposition of the Securities;

(l)     no documents in connection with the issuance of the Securities have been reviewed by the SEC or any other securities regulators;

(m)    neither the SEC nor any other securities commission or similar regulatory authority in any other jurisdiction has reviewed or passed on the merits of any of the Securities;

(n)   there is no government or other insurance covering any of the Securities; and

(o)   the Securities are “restricted securities” as such term is defined under Rule 144 of the Securities Act and will be subject to a hold period in relation to offers and sales of the Securities thereunder, which may be an indefinite period of time, and it agrees that if it decides to offer, sell, pledge or otherwise transfer, directly or indirectly, any such securities absent such registration, it will not offer, sell, pledge or otherwise transfer, directly or indirectly, any of such securities, except:

(i)     to the Parent,

(ii)    outside the United States in an “offshore transaction” in compliance with the requirements of Rule 904 of Regulation S under the Securities Act, if available, and in compliance with applicable local laws and regulations;

(iii)    in compliance with the exemption from registration under the Securities Act provided by Rule 144 thereunder, if available, and in accordance with any applicable state securities laws, or

(iv)   in a transaction that does not require registration under the Securities Act or any applicable state securities laws, and

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(v)   in the case of subparagraph (iii) or (iv), it has furnished to the Parent an opinion of counsel of recognized standing in form and substance satisfactory to the Parent to such effect.

5.      The Investor hereby represents and warrants to the Parent (which representations and warranties will survive the execution of this Agreement) that:

(a)   the Investor is not in the United States, is not a U.S. Person, is not acquiring the Warrants for the account or benefit of a U.S. Person, did not receive the offer to acquire the Warrants while in the United States and it (or its authorized signatory) was outside of the United States at the time its buy order was placed and this Agreement was executed;

(b)   the Investor: (i) has adequate net worth and means of providing for its current financial needs and possible personal contingences, (ii) has no need for liquidity in this investment, (iii) has such knowledge and experience in business matters as to be capable of evaluating the merits and risks of its prospective investment in the Securities, and (iv) is able to bear the economic risks of an investment in the Securities for an indefinite period of time;

(c)    the Investor has the legal capacity and competence to enter into and execute this Agreement and to take all actions required pursuant hereto, is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation, and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Agreement on behalf of the Investor;

(d)  the Investor is not an underwriter of, or dealer in, any of the Securities, nor is the Investor participating, pursuant to a contractual agreement or otherwise, in the distribution of the Securities;

(e)   the Investor is acquiring the Warrants for its own account for investment purposes only and not for the account of any other person and not for distribution, assignment or resale to others, and no other person has a direct or indirect beneficial interest in such Warrants, and the Investor has not subdivided its interest in any of the Warrants with any other person;

(f)     the Investor is not aware of any advertisement of any of the Warrants and is not acquiring the Warrants as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media, or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(g)   no person has made to the Investor any written or oral representations:

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(i)     that any person will resell or repurchase any of the Securities,

(ii)    that any person will refund the purchase price of any of the Securities, or

(iii)  as to the future price or value of any of the Securities;

(h)   offers and sales of any of the Securities prior to the expiration of the period specified in Regulation S (such period hereinafter referred to as the “Distribution Compliance Period”) shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the Securities Act or an exemption therefrom, and that all offers and sales after the Distribution Compliance Period shall be made only in compliance with the registration provisions of the Securities Act or an exemption therefrom and in each case only in accordance with applicable state and provincial securities laws;

(i)     it has not acquired the Securities as a result of, and will not itself engage in, any “directed selling efforts” (as defined in Regulation S under the Securities Act) in the United States in respect of any of the Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Securities; provided, however, that the Investor may sell or otherwise dispose of any of the Warrants pursuant to registration of any of the Securities pursuant to the Securities Act and any applicable securities laws or under an exemption from such registration requirements and as otherwise provided herein;

(j)     hedging transactions involving the Securities may not be conducted unless such transactions are in compliance with the provisions of the Securities Act and in each case only in accordance with applicable securities laws;

(k)   the Investor is knowledgeable of, or has been independently advised as to, the applicable laws of the securities regulators having application in the jurisdiction in which the Investor is resident (the “International Jurisdiction”) which would apply to the offer and sale of the Warrants;

(l)     the Investor is acquiring the Warrants pursuant to exemptions from prospectus or equivalent requirements under applicable laws or, if such is not applicable, the Investor is permitted to acquire the Warrants under the applicable laws of the securities regulators in the International Jurisdiction without the need to rely on any exemptions;

(m)   the applicable laws of the authorities in the International Jurisdiction do not require the Parent to make any filings or seek any approvals of any kind whatsoever from any securities regulator of any kind whatsoever in the International Jurisdiction in connection with the offer, issue, sale or resale of any of the Warrants;

(n)   the acquisition of the Warrants by the Investor does not trigger:

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(i)     any obligation to prepare and file a prospectus or similar document, or any other report with respect to such acquisition in the International Jurisdiction, or

(ii)  any continuous disclosure reporting obligation of the Parent in the International Jurisdiction, and

(iii)   the Investor will, if requested by the Parent, deliver to the Parent, at the cost of the Parent, a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to in subparagraphs (l), (m) and (n) above to the satisfaction of the Parent, acting reasonably.

6.      In this Agreement, the term “U.S. Person” has the meaning ascribed thereto in Regulation S, and for the purpose of this Agreement includes, but is not limited to: (a) any person in the United States; (b) any natural person resident in the United States; (c) any partnership or corporation organized or incorporated under the laws of the United States; (d) any partnership or corporation organized outside the United States by a U.S. Person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors who are not natural persons, estates or trusts; or (e) any estate or trust of which any executor or administrator or trustee is a U.S. Person.

7.      The Investor acknowledges and agrees that the representations and warranties contained in this Agreement are made by it with the intention that such representations and warranties may be relied upon by the Parent and the Parent’s legal counsel in determining the Investor’s eligibility to acquire the Warrants under applicable laws, or, if applicable, the eligibility of others on whose behalf the Investor is contracting hereunder to acquire the Securities under applicable laws. The Investor further agrees that, by accepting delivery of the certificates representing any of the Securities, it will be representing and warranting that the representations and warranties contained herein are true and correct as at the date of such acceptance, with the same force and effect as if they had been made by the Investor on the such date and that they will survive the acquisition by the Investor of the Securities and will continue in full force and effect notwithstanding any subsequent disposition by the Investor of such Securities.

8.      All dollar amounts in this Agreement are in lawful currency of the United States of America.

9.      Each Party agrees that this Agreement cannot be revoked or amended without the prior written consent of each of the other Parties.

10.  Each Party agrees that it shall, upon reasonable request of any other Party, undertake any and all such acts and execute such additional documents, including any documents required to amend the Purchase Agreement or the Note, as may be necessary or appropriate to give full force and effect to the provisions and intent of this Agreement.

11.  This Agreement is governed by the laws of the State of Nevada and the federal laws of the United States applicable therein, and each Party agrees to the exclusive jurisdiction of the courts of the State of Nevada.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

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12.  This Agreement has been executed by the Parties effective as of the date first above written. This Agreement may be executed in counterparts and delivered by email or other electronic transmission, and shall be deemed effective and original for all purposes.

IN WITNESS WHEREOF, the Parties have executed this Amending Agreement as of the date first written above.

EPIC STORES, LLC

By: /s/ Brian Davidson

Print Name: Brian Davidson

EPIC STORES FUNDING CORP.

By: /s/ Mark O’Donogue

Print Name: Mark O’Donogue

EPIC STORES CORP.

By: /s/ Brian Davidson

Print Name: Brian Davidson

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SCHEDULE “A”

CANADIAN INVESTOR QUESTIONNAIRE

TO: EPIC STORES CORP. (the “Issuer”)

RE: Acquisition of warrants (the “Warrants”) of the Issuer

Capitalized terms used in this Canadian Investor Questionnaire (this “Questionnaire”) and not specifically defined have the meaning ascribed to them in the Amending Agreement among the Investor, Epic Stores, LLC and the Issuer to which this Schedule “A” is attached.

In connection with the acquisition by the Investor (being the undersigned, or if the undersigned is acquiring the Warrants as agent on behalf of a disclosed beneficial Investor, such beneficial Investor, will be referred herein as the “Investor”) of the Warrants, the Investor hereby represents, warrants and certifies to the Issuer that the Investor:

(i)	is acquiring the Warrants as principal (or deemed principal under the terms of National Instrument 45-106 – Prospectus Exemptions adopted by the Canadian Securities Administrators (“NI 45-106”));
(ii)	is resident in or is subject to the laws of one of the following (check one):
☐ Alberta	☐ New Brunswick	☐ Prince Edward Island
☐ British Columbia	☐ Nova Scotia	☐ Quebec
☐ Manitoba	☐ Ontario	☐ Saskatchewan
☐ Newfoundland and Labrador		☐ Yukon
☐ Northwest Territories
(iii)	and has not been provided with any offering memorandum in connection with the acquisition of the Warrants.

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In connection with the acquisition of the Warrants, the Investor hereby represents, warrants, covenants and certifies that the Investor meets one or more of the following criteria:

(a)	the Investor is not a trust company or trust company registered under the laws of Prince Edward Island that is not registered or authorized under the Trust and Loan Companies Act (Canada) or under comparable legislation in another jurisdiction of Canada, and
(b)	the Investor is an “accredited investor” within the meaning of NI 45-106, by virtue of satisfying the indicated criterion below (YOU MUST INITIAL OR PLACE A CHECK-MARK ON THE APPROPRIATE LINE(S)) (see certain guidance with respect to accredited investors that starts on page 21 below)
1.	☐	(i)	except in Ontario, a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer,
2.	☐	(ii)	an individual registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (ix),
3.	☐	(iii)	an individual formerly registered under the securities legislation of a jurisdiction of Canada, other than an individual formerly registered solely as a representative of a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador),
4.	☐	(iv)	an individual who, either alone or with a spouse, beneficially owns financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds $1,000,000,
5.	☐	(v)	an individual who beneficially owns financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds $5,000,000,
6.	☐	(vi)	an individual whose net income before taxes exceeded $200,000 in each of the 2 most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the 2 most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year,
7.	☐	(vii)	an individual who, either alone or with a spouse, has net assets of at least $5,000,000,
8.	☐	(viii)	a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements and that has not been created or used solely to acquire or hold securities as an accredited investor as defined in this paragraph (viii),
9.	☐	(ix)

an investment fund that distributes or has distributed its securities only to

(i) a person that is or was an accredited investor at the time of the distribution,

(ii) a person that acquires or acquired securities in the circumstances referred to in sections 2.10 [Minimum amount investment] of NI 45-106, or 2.19 [Additional investment in investment funds] of NI 45-106, or

(iii) a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 [Investment fund reinvestment] of NI 45-106,

10.	☐	(x)	an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt,
11.	☐	(xi)	a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be,
12.	☐	(xii)	a person acting on behalf of a fully managed account managed by that person, if that person is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction,
13.	☐	(xiii)	a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded,
14.	☐	(xiv)	an entity organized in a foreign jurisdiction that is analogous to the entity referred to in paragraph (i) in form and function, or
15.	☐	(xv)	a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors,

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For the purposes of the Questionnaire:

(a) “control person” means

(i)	a person who holds a sufficient number of the voting rights attached to all outstanding voting securities of an issuer to affect materially the control of the issuer, or
(ii)	each person in a combination of persons, acting in concert by virtue of an agreement, arrangement, commitment or understanding, which holds in total a sufficient number of the voting rights attached to all outstanding voting securities of an issuer to affect materially the control of the issuer, and, if a person or combination of persons holds more than 20% of the voting rights attached to all outstanding voting securities of an issuer, the person or combination of persons is deemed, in the absence of evidence to the contrary, to hold a sufficient number of the voting rights to affect materially the control of the issuer;

(b) “director” means

(i)	a member of the board of directors of a company or an individual who performs similar functions for a company, and
(ii)	with respect to a person that is not a company, an individual who performs functions similar to those of a director of a company;
(c)	“eligibility adviser” means a person that is registered as an investment dealer and authorized to give advice with respect to the type of security being distributed;

(d) “financial assets” means

(i)	cash,
(ii)	securities, or
(iii)	a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;
(e)	“foreign jurisdiction” means a country other than Canada or a political subdivision of a country other than Canada;
(f)	“fully managed account” means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client’s express consent to a transaction;
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(g)	“individual” means a natural person, but does not include
(i)	a partnership, unincorporated association, unincorporated syndicate, unincorporated organization or trust, or
(ii)	a natural person in the person's capacity as a trustee, executor, administrator or personal or other legal representative;
(h)	“investment fund” means a mutual fund or a non-redeemable investment fund, and, for great certainty in British Columbia, includes an employee venture capital corporation and a venture capital corporation as such terms are defined in National Instrument 81-106 Investment Fund Continuous Disclosure;
(i)	“jurisdiction” or “jurisdiction of Canada” means a province or territory of Canada except when used in the term foreign jurisdiction;
(j)	“non-redeemable investment fund” means an issuer:

(i) whose primary purpose is to invest money provided by its securityholders;

(ii) that does not invest

(A)	for the purpose of exercising or seeking to exercise control of an issuer, other than an issuer that is a mutual fund or a non-redeemable investment fund, or
(B)	for the purpose of being actively involved in the management of any issuer in which it invests, other than an issuer that is a mutual fund or a non-redeemable investment fund, and

(iii) that is not a mutual fund;

(k) “person” includes

(i)	an individual;
(ii)	a corporation;
(iii)	a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not; and
(iv)	an individual or other person in that person’s capacity as a trustee, executor, administrator or personal or other legal representative;

(l) “related liabilities” means

(i)	liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets, or
(ii)	liabilities that are secured by financial assets; and

(mp) “spouse” means, an individual who,

(i)	is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual,
(ii)	is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender, or
(iii)	in Alberta, is an individual referred to in paragraph (i) or (ii), or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta).

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Guidance On Accredited Investor Exemptions for Individuals

An individual accredited investor is an individual:

(a)	who, either alone or with a spouse, beneficially owns financial assets (please see the guidance below regarding what financial assets are) having an aggregate realizable value that. before taxes but net of any related liabilities (please see the guidance below regarding what related liabilities are), exceeds $1,000,000;
(b)	whose net income before taxes exceeded $200,000 in each of the 2 most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the 2 most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;
(c)	who, either alone or with a spouse, has net assets (please see the guidance below regarding calculating net assets) of at least $5,000,000; and
(d)	who beneficially owns financial assets (please see the guidance below regarding what financial assets are) having an aggregate realizable value that, before taxes but net of any related liabilities (please see the guidance below regarding what related liabilities are), exceeds $5,000,000.

The monetary thresholds above are intended to create bright-line standards. Investors who do not satisfy these monetary thresholds do not qualify as accredited investors.

Spouses

Sections (a), (b) and (c) above are designed to treat spouses as a single investing unit, so that either spouse qualifies as an accredited investor if the combined financial assets of both spouses exceed $1,000,000, the combined net income of both spouses exceeds $300,000, or the combined net assets of both spouses exceed $5,000,000. Section (d) above does not treat spouses as a single investing unit.

If the combined net income of both spouses does not exceed $300,000, but the net income of one of the spouses exceeds $200,000, only the spouse whose net income exceeds $200,000 qualifies as an accredited investor.

Financial Assets and Related Liabilities

For the purposes of Sections (a) and (d) above, “financial assets” means: (1) cash, (2) securities, or (3) a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation. These financial assets are generally liquid or relatively easy to liquidate. The value of a Investor’s personal residence is not included in a calculation of financial assets.

The calculation of financial assets must exclude “related liabilities”, meaning: (1) liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets, or (2) liabilities that are secured by financial assets.

As a general matter, it should not be difficult to determine whether financial assets are beneficially owned by an individual, an individual’s spouse, or both, in any particular instance. However, in the case where financial assets are held in a trust or in another type of investment vehicle for the benefit of an individual, there may be questions as to whether the individual beneficially owns the financial assets. The following factors are indicative of beneficial ownership of financial assets:

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·         physical or constructive possession of evidence of ownership of the financial asset;

·         entitlement to receipt of any income generated by the financial asset;

·         risk of loss of the value of the financial asset; and

·         the ability to dispose of the financial asset or otherwise deal with it as the individual sees fit.

For example, securities held in a self-directed RRSP for the sole benefit of an individual are beneficially owned by that individual.

In general, financial assets in a spousal RRSP can be included for the purposes of the $1,000,000 financial asset test in Section (a) above because Section (a) takes into account financial assets owned beneficially by a spouse. However, financial assets in a spousal RRSP cannot be included for purposes of the $5,000,000 financial asset test in Section (d) above.

Financial assets held in a group RRSP under which the individual does not have the ability to acquire the financial assets and deal with them directly do not meet the beneficial ownership requirements in either Sections (a) or (d) above.

Net Assets

For the purposes of Section (c) above, “net assets” means all of an Investor’s total assets minus all of the Investor’s total liabilities. Accordingly, for the purposes of the net asset test, the calculation of total assets includes the value of an Investor’s personal residence, and the calculation of total liabilities includes the amount of any liability (such as a mortgage) in respect of the Investor’s personal residence.

To calculate an Investor’s net assets under the net asset test, subtract the Investor’s total liabilities from the Investor’s total assets. The value attributed to assets should reasonably reflect their estimated fair value. Income tax is considered a liability if the obligation to pay it is outstanding at the time of the distribution of the security to the Investor by the Company.

Guidance On Accredited Investor Exemptions for Corporations, Trusts and Other Entities

Accredited investors that are corporations, trusts or other entities include:

(a)	a corporation, trust or other entity, other than an investment fund, that has net assets (please see the guidance below regarding calculating net assets) of at least $5,000,000 as shown on its most recently prepared financial statements in accordance with applicable generally accepted accounting principles and that has not been created or used solely to purchase or hold securities as an accredited investor;
(b)	a corporation, trust or other entity in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors; and
(c)	a trust established by an accredited investor for the benefit of the accredited investor’s family members of which a majority of the trustees are accredited investors and all of the beneficiaries are the accredited investor’s spouse, a former spouse of the accredited investor or a parent, grandparent, brother, sister, child or grandchild of that accredited investor, of that accredited investor’s spouse or of that accredited investor’s former spouse.

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Net Assets

For the purposes of Section (a) above, “net assets” means all of the Investor’s total assets minus all of the Investor’s total liabilities. The minimum net asset threshold of $5,000,000 specified in Section (a) above must be shown on the entity’s most recently prepared financial statements. The financial statements must be prepared in accordance with applicable generally accepted accounting principles.

The Investor agrees that the above representations and warranties will be true and correct both as of the execution of this Questionnaire and as of the date of issuance of the Warrants and acknowledges that they will survive the completion of the issue of the Warrants.

The Investor acknowledges that the foregoing representations and warranties are made by the Investor with the intent that they be relied upon in determining the suitability of the Investor to acquire the Warrants and that this Questionnaire is incorporated into and forms part of the Agreement and the undersigned undertakes to immediately notify the Issuer of any change in any statement or other information relating to the Investor set forth herein which takes place prior to the date of issuance of the Warrants.

The Investor undertakes to immediately notify the Issuer of any change in any statement or other information relating to the Investor set forth in the Agreement or in this Questionnaire which takes place prior to the issuance of the Warrants.

By completing this Questionnaire, the Investor authorizes the indirect collection of this information by each applicable regulatory authority or regulator and acknowledges that such information will be made available to the public under applicable laws.

DATED as of _______ day of __________________, 2015.

EPIC STORE FUNDING CORP.
Print Name of Investor (or person signing as agent of the Investor)

By: ____________________
Signature
_______________________
Print Name and Title of Authorized
Signatory (if Investor is not an individual)

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SCHEDULE “B”

THE SECURITIES REPRESENTED HEREBY HAVE BEEN ISSUED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT IN THE UNITED STATES OR U.S. PERSONS (AS DEFINED HEREIN) AND ARE NOT PURCHASING FOR THE ACCOUNT OR BENEFIT OF U.S. PERSONS PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).

NONE OF THE SECURITIES REPRESENTED HEREBY, AND NONE OF THE SECURITIES INTO WHICH SUCH SECURITIES ARE CONVERTIBLE, HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE U.S. STATE AND FOREIGN SECURITIES LAWS. HEDGING TRANSACTIONS INVOLVING THE SECURITIES AND THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.

WARRANT CERTIFICATE

EPIC STORES CORP.

THESE WARRANTS WILL EXPIRE AND BECOME NULL AND VOID AT THE TIME OF EXPIRY (AS DEFINED HEREIN).

Warrant Certificate No.:	Number of Warrants:

This is to certify that, for value received, EPIC STORES FUNDING CORP., of 20805 North 19th Avenue, #2, Phoenix, AZ 85027 (the “Holder”), is the registered holder of [NUMBER] () share purchase warrants (each, a “Warrant”) of EPIC STORES CORP. (the “Issuer”). Each Warrant will entitle the Holder, upon and subject to the terms and conditions attached to this certificate or any replacement certificate (in either case the “Warrant Certificate”) as Appendix “A” (the “Terms and Conditions”), to acquire from the Issuer one fully paid and non-assessable share of common stock in the capital of the Issuer (each, a “Warrant Share”) at a price of $1.02 per Share at any time prior to 5:00 p.m. (Pacific time) on , 2018 (the “Time of Expiry”).

The Warrants are issued subject to the Terms and Conditions, and the Holder may exercise the right to purchase Warrant Shares only in accordance with the Terms and Conditions.

Nothing contained herein or in the Terms and Conditions will confer any right upon the Holder or any other Person (as defined in the Terms and Conditions) to subscribe for or purchase any Warrant Shares at any time subsequent to the Time of Expiry, and from and after the Time of Expiry the Warrants and all rights under this Warrant Certificate will be void and of no value.

IN WITNESS WHEREOF the Issuer has caused this Warrant Certificate to be executed this ________ day of __________________, 2016.

EPIC STORES CORP.

Per: __________________
Authorized Signatory

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APPENDIX “A”

TERMS AND CONDITIONS

1. Interpretation

1.1 Definitions

In these Terms and Conditions, unless there is something in the subject matter or context inconsistent therewith:

(a)	“Aggregate Exercise Price" means an amount equal to the product of (a) the number of Warrant Shares in respect of which Warrants are then being exercised pursuant to Section 4 hereof, multiplied by (b) the Exercise Price in effect as of the Exercise Date in accordance with the terms hereof;
(b)	“Business Day” means any day except Saturday, Sunday and any day which is a federal legal holiday in the United States or a day on which banking institutions in the State of Nevada are authorized or required by law or other government action to close;
(c)	“Exercise Price” means $1.02 per Warrant Share, subject to adjustment as provided in Section 4.6;
(d)	“Exercise Date” has the meaning given to such term in Section 4.2(a);
(e)	“Fair Market Value” means, as of any particular date: (i) the volume weighted average of the closing sales prices of the Warrant Shares for such day on all domestic securities exchanges on which the Warrant Shares may at the time be listed; (ii) if there have been no sales of the Warrant Shares on any such exchange on any such day, the average of the highest bid and lowest asked prices for the Warrant Shares on all such exchanges at the end of such day; (iii) if on any such day the Warrant Shares is not listed on a domestic securities exchange, the closing sales price of the Warrant Shares as quoted on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association for such day; or (iv) if there have been no sales of the Warrant Shares on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association on such day, the average of the highest bid and lowest asked prices for the Warrant Shares quoted on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association at the end of such day; in each case, averaged over twenty (20) consecutive Business Days ending on the Business Day immediately prior to the day as of which "Fair Market Value" is being determined; provided, that if the Warrant Shares is listed on any domestic securities exchange, the term "Business Day" as used in this sentence means Business Days on which such exchange is open for trading. If at any time the Warrant Shares is not listed on any domestic securities exchange or quoted on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association, the "Fair Market Value" of the Warrant Shares shall be the fair market value per share as determined jointly by the Issuer’s Board of Directors and the Holder;
(f)	“Holder” means the holder of the Warrants;
(g)	“Issue Date” means __________, 2016;
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(h)	“Issuer” means Epic Stores Corp., until a successor corporation will have become such as a result of a Reorganization, and, thereafter, “Issuer” will mean such successor corporation;
(i)	“Person” means any individual, sole proprietorship, limited or unlimited liability corporation, partnership, unincorporated association, unincorporated syndicate, unincorporated organization, body corporate, joint venture, trust, pension fund, union, governmental authority, and a natural person including in such person’s capacity as trustee, heir, beneficiary, executor, administrator or other legal representative;
(j)	“Reorganization” has the meaning given to such term in Section 4.6(a)(ii);
(k)	“Shares” means the shares of common stock in the capital of the Issuer as constituted at the date hereof and any Shares resulting from any subdivision or consolidation of the Shares;
(l)	“Subscription Form” has the meaning given to such term in Section 4.1(a);
(m)	“Time of Expiry” means 5:00 p.m. (Pacific Time) on , 2018;
(n)	“Warrant Certificate” means the Warrant Certificate attached to these Terms and Conditions;
(o)	“Warrants” means the share purchase warrants of the Issuer represented by the Warrant Certificate; and
(p)	“Warrant Shares” means the Shares issuable upon exercise of the Warrants.

1.2 Gender

Words importing the singular number include the plural and vice versa, and words importing the masculine gender include the feminine and neuter genders.

1.3 Interpretation not affected by Headings

The division of these Terms and Conditions into sections and the insertion of headings are for convenience of reference only and will not affect the construction or interpretation thereof.

1.4 Applicable Law

The Warrant Certificate and these Terms and Conditions will be exclusively construed in accordance with the laws of the State of Nevada. The Warrant Certificate and these Terms and Conditions are governed by the laws of the State of Nevada and the federal laws of the United States applicable therein.

1.5 Currency

Unless otherwise provided, all dollar amounts referred to in the Warrant Certificate and these Terms and Conditions are in lawful money of the United States of America.

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2. Issue of Warrants

2.1 Additional Warrants

The Issuer may at any time and from time to time issue additional warrants or grant options or similar rights to purchase Shares.

2.2 Warrants to Rank Pari Passu

All Warrants and additional warrants, options or similar rights to purchase Shares from time to time issued or granted by the Issuer will rank pari passu, whatever may be the actual dates of issue or grant thereof, or of the dates of the certificates by which they are evidenced.

2.3 Replacement of Lost or Damaged Warrant Certificate

(a)	If the Warrant Certificate becomes mutilated, lost, destroyed or stolen, the Issuer, at its discretion, may issue and deliver a new Warrant Certificate of like date and tenor as the one mutilated, lost, destroyed or stolen, in exchange for, in place of, and upon cancellation of, such mutilated Warrant Certificate, or in lieu of, and in substitution for, such lost, destroyed or stolen Warrant Certificate.
(b)	The applicant for the issue of a new Warrant Certificate pursuant hereto will bear the cost of such issue and, in case of loss, destruction or theft, will furnish to the Issuer such evidence of ownership and of loss, destruction or theft of the Warrant Certificate so lost, destroyed or stolen as will be satisfactory to the Issuer in its discretion. Such applicant may also be required to furnish indemnity in amount and form satisfactory to the Issuer in its discretion, and will pay the reasonable charges of the Issuer in connection therewith.

2.4 Holder Not a Shareholder

The holding of the Warrant Certificate will not constitute the Holder a shareholder of the Issuer, nor entitle it to any right or interest in respect thereof except as expressly provided in the Warrant Certificate.

3. Notice

3.1 Notice to Holder

Any notice required or permitted to be given to the Holder will be in writing and may be given by prepaid registered post, electronic facsimile transmission or other means of electronic communication capable of producing a printed copy to the address of the Holder appearing on the Warrant Certificate or to such other address as the Holder may specify by notice in writing to the Issuer to the address set forth in Section 3.2, and any such notice will be deemed to have been given and received by the Holder: (a) if mailed, on the third Business Day following the mailing thereof; (b) if by facsimile or other electronic communication, on successful transmission; or (c) if delivered, on delivery, but if at the time of mailing, or between the time of mailing and the third Business Day thereafter, there is a strike, lockout or other labour disturbance affecting postal service, then the notice will not be effectively given until actually delivered.

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3.2 Notice to the Issuer

Any notice required or permitted to be given to the Issuer will be in writing and may be given by personal delivery, overnight courier, prepaid registered post, email or other means of electronic communication capable of producing a printed copy to the address of the Issuer set forth below or such other address as the Issuer may specify by notice in writing to the Holder to the address of the Holder appearing on the Warrant Certificate, and any such notice will be deemed to have been given and received by the Issuer: (a) if mailed, on the third Business Day following the mailing thereof; (b) if by email or other electronic communication, on successful transmission; or (c) if delivered, on delivery, but if at the time of mailing, or between the time of mailing and the third Business Day thereafter, there is a strike, lockout or other labour disturbance affecting postal service, then the notice will not be effectively given until actually delivered.

Notices to the Issuer will be delivered to:

Epic Stores Corp.
20805 North 19th Avenue
Phoenix, Arizona, USA 85027
Attn: President
Email: brian@riggscompanies.com

4. Exercise of Warrants

4.1 Method of Exercise of Warrants

The Holder may exercise its right to purchase all or any part of the Warrant Shares at the Exercise Price at any time and from time to time until the Time of Expiry by:

(a)	delivering the Issuer at the address set forth in Section 3.2 the Warrant Certificate and a completed and executed subscription form, in the form attached as Appendix “B” hereto (the “Subscription Form”), for the number of Warrant Shares which the Holder wishes to purchase; and
(b)	paying the appropriate Exercise Price for the number of Warrant Shares subscribed for, either by
(i)	bank draft, certified cheque or money order, payable to the Issuer, and delivering such payment to the Issuer at the address set forth in Section 3.2, or by wire transfer to such account as may be provided by the Issuer to the Holder upon request;
(ii)	by instructing the Issuer to withhold a number of Warrant Shares then issuable upon exercise of this Warrant with an aggregate Fair Market Value as of the Exercise Date equal to such Aggregate Exercise Price;
(iii)	by surrendering to the Issuer (x) Warrant Shares previously acquired by the Holder with an aggregate Fair Market Value as of the Exercise Date equal to such Aggregate Exercise Price and/or (y) other securities of the Issuer having a value as of the Exercise Date equal to the Aggregate Exercise Price, which value in the case of debt securities shall be the principal amount thereof plus accrued and unpaid interest; or
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(iv)	any combination of the foregoing.

In the event of any withholding of Warrant Shares or surrender of other equity securities pursuant to clause (ii), (iii) or (iv) above where the number of shares whose value is equal to the Aggregate Exercise Price is not a whole number, the number of shares withheld by or surrendered to the Issuer shall be rounded up to the nearest whole share and the Issuer shall make a cash payment to the Holder (by delivery of a certified or official bank check or by wire transfer of immediately available funds) based on the incremental fraction of a share being so withheld by or surrendered to the Issuer in an amount equal to the product of (x) such incremental fraction of a share being so withheld or surrendered multiplied by (y) in the case of Warrant Shares, the Fair Market Value per Warrant Share as of the Exercise Date, and, in all other cases, the value thereof as of the Exercise Date determined in accordance with clause (iii)(y) above.

4.2 Effect of Exercise of Warrants

(a)	On the third Business Day following the date the Issuer receives a duly executed Subscription Form and the Exercise Price for the number of Warrant Shares specified in the Subscription Form (the “Exercise Date”), the Warrant Shares so subscribed for will be deemed to have been issued and the Person(s) to whom such Warrant Shares have been deemed to be issued will be deemed to have become the holder (or holders) of record of such Warrant Shares on such date.
(b)	As promptly as practicable after the Exercise Date and, in any event, within five (5) Business Days of the Exercise Date, the Issuer will cause to be delivered to the Person in whose name the Warrant Shares so subscribed for are to be registered as specified in the Subscription Form, and courier to such Person at its respective address specified in the Subscription Form, a certificate for the appropriate number of fully paid and non-assessable Warrant Shares, which will not exceed that number which the Holder is entitled to purchase pursuant to the Warrant Certificate surrendered.

4.3 Subscription for Less than Entitlement

The Holder may subscribe for and purchase a number of Warrant Shares less than the number which the Holder is entitled to purchase pursuant to the surrendered Warrant Certificate. In the event of any purchase of a number of Warrant Shares less than the number which can be purchased pursuant to the Warrant Certificate, the Holder, upon exercise thereof, will be entitled to receive a new Warrant Certificate in respect of the balance of the Warrant Shares which the Holder was entitled to purchase pursuant to the surrendered Warrant Certificate and which were not then purchased.

4.4 Warrants for Fractions of Warrant Shares

If, on exercise or partial exercise of any Warrant, the Holder is entitled to receive a fraction of a Warrant Share, such Warrant may be exercised in respect of such fraction only in combination with another Warrant or Warrants which, in the aggregate, entitle the Holder to receive a whole Warrant Share. As to any fraction of a Warrant Share that the Holder would otherwise be entitled to purchase upon such exercise, the Issuer shall pay to such Holder an amount in cash (by delivery of a certified or official bank check or by wire transfer of immediately available funds) equal to the product of (i) such fraction multiplied by (ii) the Fair Market Value of one Warrant Share on the Exercise Date.

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4.5 Expiration of Warrants

The Holder agrees that, after the Time of Expiry, unless a Subscription Form has been delivered to the Issuer, all rights under the Warrant Certificate and these Terms and Conditions will wholly cease and terminate and the Warrants will be void and of no further force and effect.

4.6 Adjustment of Exercise Price

(a)	The Exercise Price and the number of Warrant Shares deliverable upon the exercise of the Warrants will be subject to adjustment in the event of and in the manner following:
(i)	if and whenever the Shares at any time outstanding are subdivided into a greater, or consolidated into a lesser, number of Shares, the Exercise Price will be decreased or increased proportionately as the case may be. Upon any such subdivision or consolidation, the number of Warrant Shares deliverable upon the exercise of the Warrants will be increased or decreased proportionately as the case may be; and
(ii)	in the case of any capital reorganization or of any reclassification of the capital of the Issuer, or in the case of the consolidation, merger or amalgamation, or similar transaction of the Issuer with or into any other company (in any case, a “Reorganization”), each Warrant will, after such Reorganization, be deemed to confer the right to purchase the number of Warrant Shares or other securities of the Issuer (or of the company resulting from such Reorganization) which the Holder would have been entitled to upon the Reorganization if the Holder had been a shareholder of the Issuer at the time of such Reorganization.
(b)	In the case of any Reorganization, appropriate adjustments will be made in the application of the provisions of this Section 4.6 relating to the rights and interest thereafter of the Holder so that the provisions of this Section 4.6 will be made applicable as nearly as reasonably possible to any Warrant Shares or other securities deliverable after the Reorganization on the exercise of the Warrants.
(c)	The subdivision or consolidation of Shares at any time outstanding into a greater or lesser number of Shares (whether with or without par value) will not be deemed to be a Reorganization for the purposes of this Section 4.6.
(d)	The adjustments provided for in this Section 4.6 are cumulative and will become effective immediately after the applicable record date or, if no record date is fixed, the effective date of the event which results in such adjustments.

4.7 Determination of Adjustments

If any questions will at any time arise with respect to the Exercise Price or any adjustment provided for in Section 4.6, such questions will be conclusively determined by the independent firm of accountants duly appointed as auditors of the Issuer, or, if they decline to so act, by any other firm of certified public accountants registered with the Public Company Accounting Oversight Board that the Issuer and Holder may agree upon and who will have access to all appropriate records, and such determination will be binding upon the Issuer and the Holder.

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5. Modification of Terms and Conditions for Certain Purposes

From time to time, the Issuer may, subject to the provisions herein and subject to the prior written consent of the Holder, modify the Terms and Conditions for the purpose of correction or rectification of any ambiguities, defective provisions, errors or omissions.

6. Time of Essence

Time will be of the essence hereof.

7. Successors

This Warrant Certificate will inure to the benefit of, and will be binding upon, the Issuer and its successors.

8. WARRANT TRANSFER

Subject to the transfer conditions referred to in the legend endorsed hereon, this Warrant Certificate, the Warrants represented hereby and all rights hereunder are transferable, in whole or in part, by the Holder without charge to the Holder, upon surrender of this Warrant Certificate to the Issuer at its then principal executive officers. Upon such compliance and surrender the Issuer shall execute and deliver a new Warrant Certificate or Warrant Certificates in the name of the assignee or assignees and in the denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant Certificate evidencing the number of Warrants, if any, not so assigned and this Warrant Certificate shall promptly be cancelled.

9. Valid issuance of warrant and warrant shares; payment of taxes

With respect to the exercise of any Warrants pursuant to this Warrant Certificate, the Issuer hereby represents, covenants and agrees:

(a)	Each Warrant is, and any Warrant issued in substitution for or replacement of any Warrant represented hereby, shall be, upon issuance, duly authorized and validly issued.
(b)	All Warrant Shares issuable upon the exercise of the Warrants pursuant to the terms hereof shall be, upon issuance, and the Issuer shall take all such actions as may be necessary or appropriate in order that such Warrant Shares are, validly issued, fully paid and non-assessable, issued without violation of any preemptive or similar rights of any stockholder of the Issuer and free and clear of all taxes, liens and charges. During the Exercise Period, the Issuer shall at all times reserve and keep available out of its authorized but unissued Shares or other securities constituting Warrant Shares, solely for the purpose of issuance upon the exercise of the Warrants, the maximum number of Warrant Shares issuable upon the exercise of the Warrants, and the par value per Warrant Share shall at all times be less than or equal to the applicable Exercise Price. The Issuer shall not increase the par value of any Warrant Shares receivable upon the exercise of this Warrant above the Exercise Price then in effect, and shall take all such actions as may be necessary or appropriate in order that the Issuer may validly and legally issue fully paid and nonassessable shares of stock upon the exercise of any Warrants hereunder.
(c)	The Issuer shall take all such actions as may be necessary to ensure that all such Warrant Shares are issued without violation by the Issuer of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which Shares or other securities constituting Warrant Shares may be listed at the time of such exercise (except for official notice of issuance which shall be immediately delivered by the Issuer upon each such issuance).
(d)	The Issuer shall pay all expenses in connection with, and all taxes and other governmental charges that may be imposed with respect to, the issuance or delivery of Warrant Shares upon exercise of any Warrants hereunder; provided, that the Issuer shall not be required to pay any tax or governmental charge that may be imposed with respect to any applicable withholding or the issuance or delivery of the Warrant Shares to any Person other than the Holder, and no such issuance or delivery shall be made unless and until the Person requesting such issuance has paid to the Issuer the amount of any such tax, or has established to the satisfaction of the Issuer that such tax has been paid.

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APPENDIX B

SUBSCRIPTION FORM

TO: Epic Stores Corp. (the “Issuer”)
20805 North 19th Avenue
Phoenix, Arizona, USA 85027
Attn: President
Email: brian@riggscompanies.com

The undersigned holder of the within Warrant Certificate (the “Holder”) hereby subscribes for _________ shares of common stock (each, a “Share”) in the capital of the Issuer at an exercise price of $1.02 per Share (or such other dollar amount as is applicable pursuant to any adjustment contemplated by Section 4.6 of the within Warrant Certificate), in which case this Subscription Form is accompanied by a certified cheque or bank draft payable to the Issuer, or the Holder has arranged for a wire transfer to such account as has been directed by the Issuer, for the whole amount of the purchase price of the Shares in accordance with the Terms and Conditions to which this Appendix B is attached. The Holder represents that, at the time of exercise of the Warrants, all of the representations and warranties contained in the Amending Agreement between the Issuer, the Holder and Epic Stores, LLC pursuant to which these Warrants were issued are true and accurate.

The Holder hereby directs that the Shares hereby subscribed for be registered and delivered as follows:

NAME(S) IN FULL	ADDRESS(ES)	NUMBER OF SHARES

TOTAL:

DATED this _____ day of ______________________, 20___.

In the presence of:

_________________

Signature of Holder

_________________
Name of Holder (please print)

_________________

Address of Holder

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LEGENDS

The certificates representing the Shares acquired on the exercise of the Warrants will bear the following legends, if and as applicable, and all such other legends as may be required at the time of exercise under applicable securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE BEEN ISSUED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT IN THE UNITED STATES OR U.S. PERSONS (AS DEFINED HEREIN) AND ARE NOT PURCHASING FOR THE ACCOUNT OR BENEFIT OF U.S. PERSONS PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).

NONE OF THE SECURITIES REPRESENTED HEREBY, AND NONE OF THE SECURITIES INTO WHICH SUCH SECURITIES ARE CONVERTIBLE, HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE U.S. STATE AND FOREIGN SECURITIES LAWS. HEDGING TRANSACTIONS INVOLVING THE SECURITIES AND THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.

INSTRUCTIONS FOR SUBSCRIPTION FORM

The signature to the Subscription Form must correspond in every particular with the name written upon the face of the Warrant Certificate without alteration or enlargement or any change whatever. If there is more than one subscriber, all must sign.

In the case of Person(s) signing by agent or attorney or by personal representative(s), the authority of such agent, attorney or representative(s) to sign must be proven to the satisfaction of the Issuer.

If the Warrant Certificate and the Subscription Form are being sent by mail, they must be sent by registered mail.

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